                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported) May 28, 2002
                                                           ------------

                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-8788                    SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

0-508                     SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

                                      None
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
---------------------

On May 28, 2002, the Public Utilities Commission of Nevada ("PUCN") voted to allow Sierra Pacific Power Company ("SPPC") to recover approximately $150 million of deferred energy costs over a three-year period beginning June 1, 2002. SPPC had originally sought to recover approximately $205 million in fuel and power purchases SPPC made on behalf of its customers in 2001 when volatility in the Western energy market drove the price of electricity to unprecedented high levels. As a result of the PUCN's decision, SPPC will write-off approximately $55 million of the deferred energy balance, plus approximately $3 million in subsequent carrying charges.

SPPC had also sought an increase in its general rates of approximately $16 million; however, the PUCN approved a decrease of approximately $14 million to SPPC's current rates, also effective June 1, 2002.

Both rate cases were filed by SPPC in response to Nevada legislation passed in 2001 that, among other provisions, allowed SPPC to establish a deferred energy account for fuel and purchased power to be recovered later, after a review by the PUCN.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)   Financial Statements of Businesses Acquired.
           -------------------------------------------

           Not required

     (b)   Pro forma financial information.
           -------------------------------

           Not required

     (c)   Exhibits.
           --------

           None

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  Sierra Pacific Resources
                                                  ------------------------
                                                         (Registrant)


Date:        May 30, 2002                      By:       /s/ John E. Brown
             ------------                         ------------------------------
                                                            John E. Brown
                                                              Controller


                                                  Sierra Pacific Power Company
                                                  ------------------------------
                                                         (Registrant)


Date:        May 30, 2002                      By:       /s/ John E. Brown
             ------------                         ------------------------------
                                                            John E. Brown
                                                              Controller